Mercator International Opportunity Fund

Institutional Class: MOPPX

Class A: MOOPX

(a series of the Collaborative Investment Series Trust)

Supplement dated January 7, 2025 to the Prospectus,

Statement of Additional Information (“SAI”) and Summary Prospectus dated April 29, 2024

The Board of Trustees (the “Board”) of Collaborative Investment Series Trust (the “Trust”) has determined that it is in the best interests of shareholders to liquidate the Mercator International Opportunity Fund (the “Fund”), a series of the Trust, following a recommendation by the Fund’s investment adviser, Mercator Investment Management, LLC. The Board has determined to close the Fund and redeem all outstanding shares on January 24, 2025 (the “Liquidation Date”).

Effective at the close of business on January 7, 2025, the Fund will not accept any purchases and will no longer pursue its stated investment objectives. The Fund may begin liquidating its portfolio and may invest in cash equivalents such as money market funds until all shares have been redeemed. Any capital gains will be distributed as soon as practicable to shareholders. Shares of the Fund are otherwise not available for purchase.

Prior to the Liquidation Date, you may redeem your shares, including reinvested distributions, in accordance with the “How to Redeem Shares” section in the Prospectus. Unless your investment in the Fund is through a tax-deferred retirement account, a redemption is subject to tax on any taxable gains. Please refer to the “Tax Status, Dividends and Distributions” section in the Prospectus for general information. You may wish to consult your tax advisor about your particular situation.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF THE FUND PRIOR TO THE LIQUIDATION DATE WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OF RECORD. IF YOU HAVE QUESTIONS OR NEED ASSISTANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR DIRECTLY OR THE FUND AT 1-800-869-1679.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption of Fund shares. If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year. If you receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring. If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement.

This Supplement dated January 7, 2025 and the Prospectus, SAI and Summary Prospectus dated April 29, 2024 provide relevant information for all shareholders and should be retained for future reference. The Prospectus, SAI and Summary Prospectus have been filed with the Securities and Exchange Commission and are incorporated by reference. Copies of each can be obtained without charge by calling the Fund at 1-800-869-1679.